UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2015

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1750 Elm Street, Manchester, NH 03104
(Address of principal executive offices) (zip code)

(603) 935-9799
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming
Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement
Item 3.02                     Unregistered Sales of Equity Securities
Item 2.03                     Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant

Financing

On September 24, 2015, Boston Therapeutics, Inc. (the "Company") entered into a Securities Purchase Agreement with CJY Holdings Limited ("CJY") pursuant to which CJY invested a total of $750,000 (the "Financing") into the Company in consideration of a Convertible Promissory Note (the "CJY Note").  The CJY Note bears interest of 10% and is payable three years from the date of issuance.  Prior to the maturity date of the CJY Note, CJY may elect to convert all or part of the CJY Note, plus accrued interest, into shares of common stock of the Company at a conversion rate of $0.05 per share.  The closing of the Financing occurred on September 24, 2015.

As of the date hereof, the Company is obligated on CJY Note in the principal amount of $750,000 in connection with the Financing. The CJY Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company.

Debt Settlements

On September 23, 2015, the Company settled a loan previously made to the Company by JDF Capital Inc. ("JDF") in consideration of a one-time cash payment by Company to JDF in the amount of $310,000.

In addition, on September 24, 2015, the Company entered into a letter agreement (the "Letter Agreement") with Typenex Co-Investment, LLC ("Typenex"), pursuant to which the Company paid off a 10% Convertible Promissory Note issued to Typenex by the Company in the principal amount of $225,000 and cancelled a Warrant to Purchase Shares of Common Stock exercisable at $0.30 per share for a period of five years.

Additionally, on September 24, 2015, the Company settled a loan previously made to the Company by Vis Vires Group, Inc. ("Vis Vires") in consideration of a one-time cash payment by Company to Vis Vires in the amount of $105,000.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Securities Purchase Agreement by and between Boston Therapeutics, Inc. and CJY Holdings Limited
4.2	Form of 10% Convertible Promissory Note issued to CJY Holdings Limited
10.1	Letter Agreement by and between Boston Therapeutics, Inc. and Typenex Co-Investment, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.
Date: October 2, 2015	By:/s/David Platt
Name: David Platt
Title: Chief Executive Officer